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                                                                   Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in Registration Statements Nos. 333-27507, 333-36445, 333-39547 and 333-45827 of EMCORE Corporation on Form
S-8 and Registration No. 333-87753 of EMCORE Corporation on Form S-3 of our report dated November 10, 1999 appearing in this Annual Report on Form 10-K of EMCORE Corporation for the year ended September 30, 1999.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
December 28, 1999